24th Annual JPMorgan Healthcare Conference January 9-12, 2006 (r)

Forward-Looking Statements This presentation may contain forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward- looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward- looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Select" used throughout this presentation refer to Select Medical Holdings Corporation and its subsidiaries.

Select Medical Overview

Company History 1996 1997 1998 1999 2000 February: Commenced operations November: Company founded 2001 April: Initial Public Offering ($4.75 split adjusted) 2002 February: Leveraged buy-out ($18.00/share) 2003 2005 2004 May: Medicare HIH regulation announced ($10.25 stock low post announcement)

Company Overview Select Medical Corporation Revenue: $1,871.8 million Adjusted EBITDA: $331.1 million Specialty Hospitals 97 Long-term acute care hospitals 4 Inpatient Rehabilitation hospitals Revenue: $1,310.9 million Adjusted EBITDA: $296.5 million Outpatient Rehabilitation 621 US clinics (580 owned/41 managed) 109 Canadian clinics Revenue: $550.7 million Adjusted EBITDA: $79.5 million Note: All financial data for the twelve months ended September 30, 2005, as adjusted for discontinued operations Total Adjusted EBITDA includes corporate expenses

Business Strategy Implement transition strategy for long-term acute care hospitals focused on consolidation and relocation Generate a pipeline of new development and acquisition opportunities Maintain a conservative financial strategy/debt reduction

Hospital 0.7 Outpatient 0.29 Other 0.01 Balanced Business and Payor Mix Revenue By Business Medicare 0.53 Commercial/Other 0.45 Commercial/ Other Medicaid 0.02 Revenue By Payor Commercial/ Other 45% Note: For twelve months ended September 30, 2005 Medicaid 2% Outpatient Rehab 29% Specialty Hospitals 70% Other 1% Medicare 53%

Specialty Hospitals

Specialty Hospital Industry Approximately 320 hospitals Approximately 150 Freestanding Approximately 170 Hospitals within Hospitals (HIH) Medically complex patient - Average length of stay > 25 days $2.5-$3.0 billion industry with 4.8% CAGR over past 5 years LTAC Hospitals Approximately 220 hospitals and 1,000 hospital units Patients with debilitating injuries requiring intensive rehabilitation care > 3 hours daily The market size for Inpatient Rehabilitation Facilities ("IRFs") in 2003 was approximately $ 8.0 - $10.0 billion Inpatient Rehabilitation Note: Acute medical rehabilitation hospitals are certified as Inpatient Rehabilitation Facilities under Medicare

Specialty Hospital Payor Mix Medicare 0.72 Medicaid 0.02 Commercial/Other 0.26 Commercial/ Other Medicare 72% Medicaid 2% Commercial/ Managed Care 26% Note: For twelve months ended September 30, 2005

Specialty Hospital Adjusted EBITDA & Margin Line 1 Line 2 Line 3 Column 1 Column 2 Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 2002 0.113 70.9 2003 0.172 145.7 2004 0.217 236.2 YTD 9/30/05 0.229 235.2 Note: Adjusted for discontinued operations ($ in millions)

LTACH Regulatory Environment HIH rule (4 Yr. Phase-in) DRG Reweighting PPS (4 Yr. Phase-in) (Select accelerated) Reduction of Budget Neutrality (0.5%) Market Basket ( 3.4%) FUTURE Patient/Facility Based Criteria Oct. '02 Oct. '04 Jul. '05 Oct. '05

LTACH Transition Plan 4 Year Phase-In (2005-2009) Strategic Options A. Stay in current location 42% B. Relocate ( to alternative leased space) 17% C. Consolidate/buy/build 33% D. Close 8% (1) Based on 97 hospitals operational as of January 1, 2006

LTACH Transition Plan By end of 2008, expect 75 hospitals with an estimated 3,514 beds, down from 97 hospitals with 3,507 beds at December 31, 2005 In 2005, we acquired 5 buildings which will consolidate 9 hospitals by the end of 2006 (1 completed in 2005) During 2006, we currently expect to move a total of 17 hospitals

New Facilities Moved October 2005 53 bed freestanding hospital (from 40 bed HIH) Move scheduled Q1 '06 56 bed freestanding hospital (currently 38 bed HIH) SSH - Jackson SSH - Houston West

New Facilities Moved scheduled Q2 '06 150 bed freestanding hospital (currently 5 HIH's with 141 total beds) Move scheduled Q2 '06 70 bed freestanding hospital (currently 35 bed HIH) SSH - Columbus SSH - Evansville

New Development Construction LTACH Commencement Beds Orlando, FL (CON) Q4 '05 40 Tallahasee, FL (CON) Q4 '05 29 Gainsville, FL (CON) Q2 '06 44 Palm Beach, FL (CON) Q2 '06 60 Pensacola, FL (CON) Q2 '06 54 Davenport, IA (CON) Q4 '05 50 Springfield, MO (CON) Q2 '06 40 Paramus, NJ (CON) Q1 '06 62 Madison, WI Q4 '05 60 Rehab Frisco, TX Q2 '06 44

Outpatient Rehabilitation

Outpatient Rehabilitation Industry Outpatient Rehabilitation Industry $35+ billion industry(1) CAGR of 5% since 1992(2) Growth driven by increasing demand Frequency of usage spurs consistent demand Predominantly commercial pay Limited exposure to government reimbursement (1) Source: Dorlan's Biomedical, Medical & Healthcare Marketplace Guide 2001-2002 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999 (2) Source: SMG Marketing Group Inc., SMG's Rehabilitation Centers Database, September 1999

Outpatient Rehabilitation Payor Mix Commercial/Managed Care 70 Capitation 2 Medicare 10 Commercial/ Other Workers Comp. 18 Commercial/ Managed Care 70% Workers Comp. 18% Medicare/Medicaid 10% Capitation 2% Note: For twelve months ended September 30, 2005

Outpatient Clinic Growth Legend Text Inpatient 1998 115 1999 658 2000 679 2001 717 2002 737 2003 790 2004 741 Q3 2005 730 Select Outpatient Rehabilitation Clinics NovaCare Acquisition Represents total clinics owned and operated through management arrangements Kessler Acquisition

Outpatient Adjusted EBITDA Margin 2000 2001 2002 2003 2004 YTD 9/30/05 Select 0.157 0.173 0.167 0.142 0.146 0.15

Outpatient Business Strategy Continue to focus on providing high quality care and service Establish critical mass in specific geographic locations which will allow the Company to: Leverage commercial payors Efficiently utilize the Company's workforce Continue to close unprofitable clinics and clinics that do not meet Select's outpatient strategy

Financial Performance

Revenue Inpatient Outpatient Other 1999 307.5 141.7 6.8 2000 378.9 416.8 10.2 2001 503.1 440.8 15.1 2002 625.2 485.1 16.2 2003 849.268 529.262 13.843 2004 1089.538 558.097 13.156 LTM 9/30/05 1310.876 550.748 10.128 PF LTM 9/30/05 1354.872 550.748 10.128 Revenue Growth Net Revenue ($ in millions) (1) Includes three months ending 12/31/04 SemperCare pro forma revenue of $43.9 million (1)

EBITDA Specialty Outpatient Other 1999 25.88927568 16.35472432 2000 37.13647813 54.53352187 2001 48.22833126 63.78966874 2002 59.35087576 67.92812424 2003 121.7628729 62.69012706 2004 201.7813362 69.72866377 LTM 9/30/05 243.101113 69.00388695 PF LTM 9/30/05 255.66 69.00388695 Adjusted EBITDA Growth Adjusted EBITDA ($ in millions) (1) Includes three months ending 12/31/04 SemperCare pro forma Adjusted EBITDA of $5.2 million (1)

Receivables Management Legend Text Inpatient Outpatient 1999 119 2000 85 2001 77 2002 73 2003 52 2004 48 Q3 '05 56 Days Sales Outstanding Note: Calculation based on trailing quarter average daily revenue at measurement period

Free Cash Flow (1) Excluded from Operating Cash Flow is $186.0 million in cash expenses related to the leveraged buyout

24th Annual JPMorgan Healthcare Conference January 9-12, 2006 (r)